SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549



                                  FORM 8-K

                              CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  June 24, 1997


                      MID-AMERICAN WASTE SYSTEMS, INC.
    ----------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)

      Delaware                     1-10727             31-1161917
(State or Other Jurisdiction     (Commission        (I.R.S. Employer
  of Incorporation)              File Number)       Identification No.)


1006 Walnut Street, Canal Winchester, Ohio                       43110
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(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code      (614) 833-9155


                                    N/A
       (Former Name or Former Address, if Changed Since Last Report)



Item 5.  Other Events.

         On June 20, 1997, Mid-American Waste Systems, Inc., a Delaware corporation (the "Company"), and the Company's subsidiaries filed a joint liquidating plan of reorganization (the "Plan") and a disclosure statement (the "Disclosure Statement") that relates to the Plan with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). Attached hereto is a copy of the Plan and the Disclosure Statement.

         The Company is prohibited from soliciting acceptances of the Plan until the Bankruptcy Court has approved the Disclosure Statement. A hearing to consider objections to and to approve the Disclosure Statement is scheduled for July 23, 1997.

Item 7.  Financial Statements, Pro Forma Financial
         Information, and Exhibits.

        (c)    Exhibits

               99.1     Joint Liquidating Plan of Reorganiza-
                        tion of the Company and the
                        Company's subsidiaries.

               99.2     Disclosure Statement.



                                 Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 24, 1997

                                     MID-AMERICAN WASTE SYSTEMS, INC.


                                     By: /s/ Gene A. Meredith
                                         Gene A. Meredith
                                         Chairman of the Board,
                                         President, Secretary, and
                                         Chief Executive Officer


                               EXHIBIT INDEX

     Exhibits

        99.1 Joint Liquidating Plan of Reorganization of the Company and the Company's subsidiaries.

        99.2     Disclosure Statement.